UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 20, 2025, QXO, Inc. (“QXO”) announced that it intends to offer for sale to the public, in concurrent separate underwritten public offerings, (i) shares of its common stock, par value $0.00001 per share (“Common Stock” and such offering, the “Common Stock Offering”) and (ii) depositary shares (the “Depositary Shares”), each representing a 1/20th interest in a share of new Series B Mandatory Convertible Preferred Stock, par value $0.001 per share of the Company (the “Depositary Shares Offering” and, together with the Common Stock Offering, the “Offerings”). The aggregate gross proceeds from the Offerings, if completed, are expected to be $1.0 billion. In addition, QXO intends to grant (i) the underwriters of the Common Stock Offering an option to purchase additional shares of Common Stock and (ii) the underwriters of the Depositary Shares Offering an option to purchase additional Depositary Shares, solely to cover over-allotments, if any. If exercised in full, such options are expected to result in additional aggregate gross proceeds of $150 million. The closing of the Common Stock Offering is not conditioned upon the closing of the Depositary Shares Offering, and the closing of the Depositary Shares Offering is not conditioned upon the closing of the Common Stock Offering.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of QXO under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025

QXO, INC.

By:	/s/ Christopher Signorello
Christopher Signorello
Chief Legal Officer